UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2025

BLUE OWL TECHNOLOGY INCOME CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01445	87-1346173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item1.01.	Entry into a Material Definitive Agreement.

On December 1, 2025 (the “First Amendment Closing Date”), Tech Income Funding IV LLC (“Tech Income Funding IV”) executed the First Amendment to Credit Agreement (the “Amendment”), which amends that certain Credit Agreement, dated as of June 12, 2025, by and among Tech Income Funding IV, as borrower, The Bank of Nova Scotia, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator, custodian and document custodian, and the lenders party thereto. The Amendment (i) increases the total revolving loan commitment from $350,000,000 to $750,000,000, (ii) decreases the interest spread from a range of 1.58% to 2.25% depending on the ratio of broadly syndicated loans in the collateral to a range of 1.48% to 2.15% depending on the ratio of broadly syndicated loans in the collateral, (iii) revises the undrawn commitment fee from 0.50% per annum to 0.233% for the first three months after the First Amendment Closing Date, and 0.50% thereafter, and (iv) extends the Reinvestment Period from December 12, 2027 to June 1, 2028 and the Stated Maturity from June 12, 2034 to December 1, 2034.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to Credit Agreement, dated as of December 1, 2025, among Tech Income Funding IV LLC, as Borrower, The Bank of Nova Scotia, as Administrative Agent, the Lenders party thereto, and State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Document Custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blue Owl Technology Income Corp.

Dated: December 4, 2025	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Operating Officer and Chief Financial Officer